SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 12, 2005


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-28074                                           04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

               25 First Street
                Cambridge, MA                                         02141
(Address of Principal Executive Offices)                           (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 12, 2005 Sapient Corporation issued a press release announcing that it has entered into a definitive agreement to acquire Planning Group International, Inc. (PGI), a Miami-based integrated marketing agency that specializes in online, offline and multi-channel marketing strategies and programs. The acquisition is expected to be completed in early 2006. Sapient also announced that it will host a conference call to discuss the acquisition of PGI on December 12, 2005 at 4:30 p.m. (ET), which will be broadcast live on the Internet.

A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01    Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release, dated December 12, 2005, issued by Sapient Corporation.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 12, 2005                    SAPIENT CORPORATION
                                               (Registrant)



                                            By: /s/ Kyle A. Bettigole
                                                --------------------------------
                                                Corporate Counsel &
                                                Assistant Secretary,
                                                as Attorney-in-Fact